UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 7, 2009

AXSYS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16182	11-1962029
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

175 Capital Boulevard, Suite 103, Rocky Hill, Connecticut		06067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (860) 257-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2009, Axsys Technologies, Inc., a Delaware corporation (the “Company”), and Stephen W. Bershad, the Company’s Chairman of the Board of Directors and Chief Executive Officer, entered into an Amended and Restated Employment Agreement (the “Amended Agreement”), which Amended Agreement replaced and superseded in its entirety the Amended and Restated Employment Agreement, dated as of December 22, 2008, by and between Mr. Bershad and the Company (the “Original Employment Agreement”) and the Amended and Restated Severance Protection Agreement, dated as of December 22, 2008, by and between Mr. Bershad and the Company (the “SPA”).  The Amended Agreement was prepared in part to combine the terms of the Original Employment Agreement and SPA into a single agreement.

Except as described below, the Amended Agreement maintains the material terms of the Original Employment Agreement and the SPA.  The Amended Agreement changes the terms of the Original Employment Agreement and SPA as follows:

•                  the Amended Agreement retains the provision in the SPA providing for a gross-up payment to Mr. Bershad with respect to any golden parachute excise tax under Internal Revenue Code Section 4999 imposed on payments or benefits provided to Mr. Bershad and eliminates a potentially conflicting provision from the Original Employment Agreement that would have reduced Mr. Bershad’s payments and benefits if he received severance payments under the Original Employment Agreement;

•                  the Amended Agreement retains the one year non-competition period provided for under the SPA and eliminates the two year non-competition period under the Original Employment Agreement;

•                  the Amended Agreement revises the definition of the Company’s business for the purpose of the non-competition covenants to include the design and development of high-performance surveillance cameras, imaging systems or related motion control technologies and excludes any Board approved investment that Mr. Bershad has in other companies from the non-competition prohibition;

•                  the Amended Agreement clarifies that the accrued compensation Mr. Bershad is entitled to receive upon a termination of employment includes any unpaid bonus earned with respect to the fiscal year prior to the year of termination;

•                  the Amended Agreement provides, with respect to the annual incentive bonus earned in the year in which the change in control occurs, that if Mr. Bershad’s employment is not terminated prior to the last day of the fiscal year in which the change in control occurs, Mr. Bershad will receive the greater of (1) the bonus he would have gotten for the full year based on actual achievement of the performance goals or (2) the bonus he would have gotten for the full year based on the Company’s monthly annual forecast produced immediately prior the change in control and prorated based on the number of days in the fiscal year preceding the change in control; and

•                  the Amended Agreement provides that if, prior to the last day of the fiscal year in which the change in control occurs, Mr. Bershad’s employment is terminated by the Company other than for cause, upon death, or by Mr. Bershad for good reason or for any reason during a specified period, Mr. Bershad will receive a payment for his annual incentive bonus equal to the greater of (1) the bonus he would have gotten for the full year based on the Company’s monthly annual forecast produced immediately prior to his termination date and prorated based on the numbers of days in the fiscal year preceding his termination date or (2) the bonus he would have gotten for the full year based on the Company’s monthly annual forecast produced immediately prior the change in control and prorated based on the number of days in the fiscal year preceding the change in control.

The summary of the Amended Agreement described above is qualified in its entirety by reference to the Amended Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On May 7, 2009, the Company and David A. Almeida agreed to amend the Amended and Restated Severance Protection Agreement, dated as of December 22, 2008 (the “Almeida SPA”), by and between the Company and Mr. Almeida pursuant to Amendment No. 1 to the Conner SPA.  Also, on May 7, 2009 the Company and Scott B. Conner agreed to amend the Amended and Restated Severance Protection Agreement, dated as of December 22, 2008 (the “Conner SPA”) by and between the Company and Mr. Conner pursuant to Amendment No. 1 to the Conner SPA (together with Amendment No. 1 to the Almeida SPA, the “SPA Amendments”).

The SPA Amendments change the terms of the Almeida SPA and Conner SPA as follows:

•                  the SPA Amendments clarify that the accrued compensation Mr. Almeida and Mr. Conner are entitled to receive upon a termination of employment includes any unpaid bonus earned with respect to the fiscal year prior to the year of termination;

•                  the SPA Amendments provide, with respect to the annual incentive bonus earned in the year in which the change in control occurs, that if Mr. Almeida’s or Mr. Conner’s employment is not terminated prior to the last day of the fiscal year in which the change in control occurs, Mr. Almeida or Mr. Conner (as applicable) will receive the greater of (1) the bonus he would have gotten for the full year based on actual achievement of the performance goals or (2) the bonus he would have gotten for the full year based on the Company’s monthly annual forecast produced immediately prior the change in control and prorated based on the number of days in the fiscal year preceding the change in control; and

•                  the SPA Amendments provide that if, prior to the last day of the fiscal year in which the change in control occurs, Mr. Almeida’s or Mr. Conner’s employment is terminated by the Company other than for cause, upon death, or by Mr. Almeida or Mr. Conner for good reason or for any reason during a specified period, Mr. Almeida or Mr. Conner (as applicable) will receive a payment for his annual incentive bonus equal to the greater of (1) the bonus he would have gotten for the full year based on the Company’s monthly annual forecast produced immediately prior to his termination date and prorated based on the numbers of days in the fiscal year preceding his termination date or (2) the bonus he would have gotten for the full year based on the Company’s monthly annual forecast produced immediately prior the change in control and prorated based on the number of days in the fiscal year preceding the change in control.

The summary of the SPA Amendments described above is qualified in its entirety by reference to the SPA Amendments, which are filed herewith as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1	Amended and Restated Employment Agreement, dated as of May 7, 2009, by and between Axsys Technologies, Inc. and Stephen W. Bershad

10.2	Amendment No. 1 to Amended and Restated Severance Protection Agreement, dated as of May 7, 2009, by and between Axsys Technologies, Inc. and David A. Almeida

10.3	Amendment No. 1 to Amended and Restated Severance Protection Agreement, dated as of May 7, 2009, by and between Axsys Technologies, Inc. and Scott B. Conner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXSYS TECHNOLOGIES, INC.

	By:	/s/ David A. Almeida
Name: David A. Almeida
Title: Chief Financial Officer

Date: May 11, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated as of May 7, 2009, by and between Axsys Technologies, Inc. and Stephen W. Bershad

10.2	Amendment No. 1 to Amended and Restated Severance Protection Agreement, dated as of May 7, 2009, by and between Axsys Technologies, Inc. and David A. Almeida

10.3	Amendment No. 1 to Amended and Restated Severance Protection Agreement, dated as of May 7, 2009, by and between Axsys Technologies, Inc. and Scott B. Conner